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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 21, 2000 and March 20, 2000, appearing in Covad Communications Group, Inc.'s Annual Report on Form 10-K, as amended, for the year ended December 31, 1999.

ERNST & YOUNG LLP

/s/  ERNST & YOUNG LLP

Walnut Creek, California
April 25, 2000